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                                                                    EXHIBIT 99.3

[FIDELITY LETTERHEAD]                                              NEWS RELEASE
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CONTACTS:
Daniel Kennedy Murphy                    Darcy Patch
Director of Investor Relations           Vice President, Marketing
Fidelity National Financial, Inc         Fidelity National Information Solutions
805-696-7218                             949-477-1173
dkmurphy@fnf.com                         dpatch@fnf.com


FOR IMMEDIATE RELEASE


           FIDELITY NATIONAL FINANCIAL AND VISTAINFO CLOSE TRANSACTION
                TO FORM FIDELITY NATIONAL INFORMATION SOLUTIONS,
                      PROJECT $10 MILLION IN COST REDUCTION


            New Company to Introduce Single Data and Services Source

                    for Real Estate Professionals and Lenders


SANTA BARBARA, CA, AUGUST 1, 2001 -- Fidelity National Financial (NYSE: FNF) and VISTAinfo (formerly Nasdaq: VINF) today announced the closing of the transaction to form Fidelity National Information Solutions (Nasdaq: FNIS), the first company to effectively address the full range of needs for database information and services required by lenders and real estate professionals in a property transaction.

Fidelity National Information Solutions offers accurate, real-time database information products and services for real estate professionals and lenders, tailored to the needs of the customer and distributed on demand. The new company provides customized bundling of multiple listing service systems, a wide array of productivity tools, real estate tax services, credit reporting services, flood compliance services, automated valuations and appraisal services, and other products derived from a national real estate information database of over 100 million properties.

"FNIS offers exceptional growth opportunities given the synergies of the separate business lines and the fact that no other company has managed to pull together all the different components that bridge the entire real estate transaction," said William P. Foley II, chairman and CEO of Fidelity National Information Solutions and Fidelity National Financial. "The management team has been recruited from the very best of Fidelity [and] VISTAinfo...and has been supplemented with relevant outside expertise."

The combined business units of the newly formed Fidelity National Information Solutions, in conjunction with subsidiaries of Fidelity National Financial, serve more real estate and lending professionals than any other single company. The new company expects to better serve existing customers and boost the efficiency and productivity of the entire industry by building a

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FNIS ANNOUNCEMENT RELEASE/PAGE 7
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superior model for the execution of property and mortgage related transactions.
Customer benefits include savings in time and money, as well as increased data accuracy and reduced risk.


"Fidelity National Information Solutions will transform the way in which property database information products and services are delivered to and used by real estate professionals, lenders and homeowners," said Eric Swenson, president and COO of Fidelity National Information Solutions. "No other single company provides the vital business intelligence needed throughout the entire homeownership cycle, from purchase through refinance and eventually the sale of a property."

Cost savings from streamlining operations and restructuring are expected to reach $10 million in the first year. These savings will allow the new company to focus on increasing the range and depth of its databases and mining those resources to develop new services for the evolving needs of its customers. Fidelity National Information Solutions is expected to have first year annual revenue of approximately $230 million. Fidelity National Information Solutions is 77 percent owned by Fidelity National Financial.

Under the terms of the agreement, Fidelity National Financial contributed the assets and operations of IDM Corp., Market Intelligence, Inc., Fidelity National Credit Services, Fidelity National Tax Service and Fidelity National Flood Services. Fidelity National Information Solutions also contains all of the real estate information products and services that belonged to the former VISTAinfo, including residential and commercial property environmental risk and disclosure information provided by its RE/Commercial and Disclosure divisions.

The executive management for Fidelity National Information Solutions includes:

        -       William P. Foley II: Chairman/Chief Executive Officer.

        - Eric Swenson: President/Chief Operating Officer. Formerly Executive Vice President of Fidelity National Financial.

        - Neil Johnson: Executive Vice President/Chief Financial Officer. Formerly CFO of VISTAinfo.

        - Garry Wright: Executive Vice President, MLS Systems. Formerly President and CEO of RISCO.

        - Brian Hershkowitz: Executive Vice President, Lender Services -- Flood, Disclosure, Environmental, Credit, Tax, Appraisal & Valuations. Hershkowitz comes to Fidelity National Information Solutions from LandSafe Credit, a subsidiary of Countrywide Credit Industries, where he served as President and Chief Operating Officer.

        - David Nitka: Executive Vice President, Public Records. Nitka comes to Fidelity National Information Solutions from IDM Corporation, where he currently serves as President.

        - Shane Cranton: Executive Vice President, Business and Product Development, RE/Professional Services. Cranton comes to Fidelity National Information Solutions from FNF majority-owned subsidiary Micro General, where he served as Executive Vice President of Transaction Management.

        - Dietmar Heine: Senior Vice President & General Manager, Canadian Print Operations.



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FNIS ANNOUNCEMENT RELEASE/PAGE 8
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For more information regarding Fidelity National Information Solutions, please visit our website at www.fnis.com.

The new company will be headquartered in Santa Barbara and will be traded on Nasdaq under the ticker symbol FNIS. Fidelity National Financial received 120,480,283 pre-split shares in exchange for the divisions it contributed to the new company. VISTAinfo shares were traded for shares in the new company in a one-to-seven reverse stock split.

Fidelity National Financial and VISTAinfo signed a definitive agreement to form the new company on April 16, 2001 and VISTAinfo's shareholders voted to approve the merger on July 30, 2001.

About Fidelity National Information Solutions

Fidelity National Information Solutions (FNIS), a new company formed by Fidelity National Financial and VISTAinfo, is redefining the property transaction management process for the nation's most respected lenders and real estate professionals. FNIS increases its clients' productivity and revenues by delivering vital business intelligence to speed property transactions and eliminate risk throughout the entire life cycle of homeownership. Mortgage and commercial lenders and risk management professionals depend on FNIS for credit reporting services, flood compliance services, automated valuation and appraisal services, real estate tax services and other products and services that utilize the industry's most comprehensive, current and accurate databases. More than half of North America's real estate professionals use FNF and FNIS multiple listings service systems. FNIS is uniquely capable of helping all sizes of MLSs in analyzing and mining their own databases, generating new business, managing sales transactions with productivity tools, and accessing other relevant data, such as public records and disclosure information, at their desktops.


Forward Looking Statements

This press release contains forward-looking statements. The words "believe," "expects," "intend," "anticipate," "will," and "project," and other similar expressions identify forward-looking statements, which speak only as of the date the statement was made. The companies undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, competition and other risks detailed from time to time in each company's filings with the Securities and Exchange Commission. SOURCE Fidelity National Financial, Inc.; VISTAinfo

CONTACT: Daniel Kennedy Murphy, Director of Investor Relations of Fidelity National Financial, Inc., 805-696-7218, dkmurphy@fnf.com; Darcy Patch, Vice President of Marketing, Fidelity National Information Solutions, 949-477-1173, dpatch@fnf.com.